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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2003

                             _______________________


                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       001-31258               13-3880755
(State or Other Jurisdiction          Commission File          (IRS Employer
     of Incorporation)                    Number)            Identification No.)


         3211 JERMANTOWN ROAD, SUITE 700
                 FAIRFAX, VIRGINIA                      22030-2801
(Address of Principal Executive Offices)                (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 246-0200

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

EXHIBIT NO.       DESCRIPTION
-----------       -----------

     99.1 Press Release, dated November 20, 2003 announcing the Company's commencement of a tender offer and consent solicitation with respect to its outstanding 12% Senior Subordinated Notes due 2009.


ITEM 9.  REGULATION FD DISCLOSURE.

         On November 20, 2003, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the commencement of a tender offer and consent solicitation with respect to its outstanding 12% Senior Subordinated Notes due 2009 (the "Notes").

         A copy of the Company's press release is attached hereto as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         The information contained in this Form 8-K, including the attached exhibits, is being furnished under Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANTEON INTERNATIONAL CORPORATION

Date: November 20, 2003            /s/  Curtis L. Schehr
                                   --------------------------------------------
                                   Curtis L. Schehr
                                   Senior Vice President,
                                   General Counsel and Secretary


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                                  EXHIBIT INDEX

The following is a list of the Exhibits furnished herewith.


EXHIBIT NO.       DESCRIPTION
-----------       -----------

     99.1 Press Release, dated November 20, 2003 announcing the Company's commencement of a tender offer and consent solicitation with respect to its outstanding 12% Senior Subordinated Notes due 2009.